                       THE PAYDEN & RYGEL INVESTMENT GROUP


                  Supplement to Prospectus dated June 17, 1999


On page 11 under the section entitled "How to Redeem Shares," the following language is added before the last paragraph:

               "The Group has authorized one or more brokers to accept redemption orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A Customer's redemption order will be priced at the Fund's NAV next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order."


On page 12 under the section entitled "How to Purchase Shares," the following language is added after the paragraph entitled "Additional Investments:"

        "PURCHASES THROUGH BROKERS

               The Group has authorized one or more brokers to accept purchase orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A Customer's purchase order will be priced at the Fund's NAV next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the purchase order."


           The date of this Prospectus Supplement is January 19, 2000


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                       THE PAYDEN & RYGEL INVESTMENT GROUP


      Supplement to Statement of Additional Information dated June 17, 1999


On page 4 under the section entitled "OPERATING POLICIES," sub-paragraph (3), "INVESTMENT COMPANIES," is deleted in its entirety and the following is substituted in its place:

        "As a matter of operating policy, no Fund may:

            ....

        (3) INVESTMENT COMPANIES. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940, as amended. However, pursuant to an Order issued by the SEC on December 29, 1999, any Fund may purchase shares of the Bunker Hill Money Market Fund, provided that the investment does not exceed 25% of the investing Fund's total assets."


On page 8, the section entitled "Money Market Funds" is deleted in its entirety and the following is substituted in its place:

        "Money Market Funds

        To maintain liquidity, each Fund may invest in unaffiliated money market funds. No investment by any Fund in an unaffiliated money market fund will be in excess of 3% of the total assets of the money market fund. None of the Funds anticipates investing more than 15% of its net assets in unaffiliated money market funds. In addition, pursuant to an Order issued by the SEC on December 29, 1999, any Fund may purchase shares of the Bunker Hill Money Market Fund, provided that the investment does not exceed 25% of the investing Fund's total assets. An investment in a money market fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such money market fund."


   The date of this Supplement to the Statement of Additional Information is
                               January 19, 2000.